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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 26, 1999
                                ----------------

                           DECISIONONE HOLDINGS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                               0-28090                  13-3435409
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                             DECISIONONE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                              333-28411                 23-2328680
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



      50 East Swedesford Road, Frazer, Pennsylvania                19355
      --------------------------------------------------------------------
         (Address of principal executive offices)                (Zip Code)

        Registrants' telephone number, including area code (610) 296-2000
                                                           --------------



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Item 8. Change in Fiscal Year.

On January 26, 1999, the Board of Directors of each of DecisionOne Holdings Corp. and DecisionOne Corporation decided to delay the implementation of the change in the companies' fiscal year end from June 30 to December 31, which was previously announced on a Form 8-K filed by the companies on November 16, 1998. The decision was based on the financial condition of the companies and the desire to have management focus fully on the restructuring plan announced on January 28, 1999.

The current fiscal year will end on June 30, 1999 for each of DecisionOne Holdings Corp. and DecisionOne Corporation, and the companies will file a Form 10-Q for the quarter ended December 31, 1998 on or before February 16, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            DecisionOne Holdings Corp.


Date     February 10, 1999                  /s/ Thomas J. Fitzpatrick
         -----------------                  -------------------------
                                            Thomas J. Fitzpatrick
                                            Executive Vice President and
                                            Chief Financial Officer


                                            DecisionOne Corporation


Date     February 10, 1999                  /s/ Thomas J. Fitzpatrick
         -----------------                  -------------------------
                                            Thomas J. Fitzpatrick
                                            Executive Vice President and
                                            Chief Financial Officer